UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 3, 2005

                     METTLER-TOLEDO INTERNATIONAL INC.

           (Exact name of registrant as specified in its charter)

         Delaware              File No. 001-13595          13-3668641
 (State of incorporation)  (Commission File Number)     (I.R.S. Employer
                                                       Identification No.)


                       Im Langacher, P.O. Box MT-100

                      CH-8606, Greifensee, Switzerland

                 -----------------------------------------
            (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: +41-44-944-2211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On November 3, 2005, Mettler-Toledo International Inc. issued a press release announcing that Robert F. Spoerry, Chairman, President and Chief Executive Officer, is adopting a prearranged trading plan for the exercise of 866,976 expiring options and sale of the underlying shares.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1           Press release, dated November 3, 2005, issued by
               Mettler-Toledo International Inc.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  November 3, 2005                   By:   /s/  William P. Donnelly
                                                 ---------------------------
                                                 William P. Donnelly
                                                 Chief Financial Officer